January 31, 2003





                                            Semiannual
 Oppenheimer                                  Report
 Money Market                              ------------
 Fund, Inc.                                 Management
                                           Commentaries

[GRAPHIC]


Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"In this generally weak and uncertain economic environment, we looked for tactical opportunities to invest at higher yields whenever possible."

                                    [LOGO] OppenheimerFunds (R)
                                           The Right Way to Invest

HIGHLIGHTS

Fund Objective Oppenheimer Money Market Fund, Inc. seeks the maximum current income that is consistent with stability of principal.


    CONTENTS

 1  Letter to Shareholders

 2  An Interview
    with Your Fund's
    Managers

 6  Financial
    Statements

17  Directors and Officers




Current Yield*
          For the 7-Day Period
          Ended 1/31/03
          With                  Without
          Compounding 1         Compounding
-------------------------------------------
Class A   0.66%                 0.66%

-------------------------------------------
Current Yield*
          For the 6-Month Period
          Ended 1/31/03
          With                  Without
          Compounding 1         Compounding
-------------------------------------------
Class A   1.10%                 1.09%




Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Compounded yields assume reinvestment of dividends.

*See Notes on page 4 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/ JOHN V. MURPHY
John V. Murphy
February 24, 2003


[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Money Market Fund, Inc.


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

1 | OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q

How has the Fund performed over the first half of its fiscal year?
A. During the six-month reporting period ended January 31, 2003, Oppenheimer Money Market Fund, Inc. produced a 1.27% annualized yield, and when taking into account the effects of compounding, a 1.28% annualized effective yield. As of January 31, the Fund's 7-day yields, with and without compounding, were both 0.66%. 2 These returns are primarily the result of the period's low interest rates, which remained near historical lows throughout the reporting period.
   Although the Fund's annualized yield reflected the period's low short-term interest rates, the Fund successfully preserved its shareholders' capital in a highly volatile market environment for long-term financial assets. For many investors, money market funds such as Oppenheimer Money Market Fund, Inc. represented a haven from a declining stock market.

What was the economic environment like over the last six months?
When the reporting period began in August 2002, the U.S. economy was still slowly recovering from the 2001 recession. To stimulate renewed economic growth, the Federal Reserve Board (the Fed) had previously reduced short-term interest rates aggressively with 11 rate cuts in 2001, driving the benchmark federal funds rate--the rate banks charge one another for overnight loans--to 1.75%, a 40-year low. Consumer spending remained relatively strong as Americans responded to low interest rates by purchasing automobiles, buying new homes and improving existing ones. However, corporations generally continued to curtail capital spending. Without support from the corporate sector, the economy's performance turned decidedly

Portfolio Management
Team
Carol Wolf
Barry Weiss



2. Compounded yields assume reinvestment of dividends. The Fund's investment strategy, allocations and focus can change over time. The seven-day simple yield is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account's compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.




2 | OPPENHEIMER MONEY MARKET FUND, INC.

mixed, and many analysts became concerned that the recovery was in danger of stalling.
   Economic signals remained mixed throughout the third quarter of 2002, contributing to growing uncertainty among investors. What's more, investors became increasingly concerned about the potential economic effects of the corporate scandals affecting a number of major U.S. corporations. Heightened international tensions related to possible war in Iraq also contributed to investors' worries. Yet, despite these concerns, troubling signs of rising unemployment and a persistently weak stock market, the economy managed to grow at a relatively strong 4% rate between July and September 2002.
   In response to what it called a "soft patch" in the economy at the start of the fourth quarter 2002, the Fed intervened in November with a 0.5 percentage-point interest-rate reduction, its first in 2002, dropping the federal funds rate to 1.25%. Investors and consumers apparently responded well to this move, as the stock market rallied through most of the fourth quarter. However, continued war concerns proved to be a drag on the market's performance as the period closed out.

How did you respond to this type of economic environment?
In this generally weak and uncertain economic environment, we looked for tactical opportunities to invest at higher yields whenever possible. We occasionally identified such opportunities among commercial paper in the six-month maturity range. Otherwise, we had little choice, but to reinvest maturing securities at prevailing rates.
   From a security selection standpoint, we found what we believed to be relatively attractive values in very highly rated commercial paper, and these short-term debt instruments comprised the majority of the Fund. We also invested in variable-rate notes on which yields are re-set every three months, as well as securities issued by U.S. government agencies, such as Fannie Mae and Freddie Mac.


3 | OPPENHEIMER MONEY MARKET FUND, INC.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   The Fund, which is managed to emphasize liquidity and safety, maintained a stable share price of $1.00 per share during the period, while continuing to provide its investors with an income stream. Please note, however that the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and cannot guarantee a $1.00 share price.

What is your outlook going forward?
Looking forward, we intend to maintain a relatively constructive posture until we see convincing signs of economic strength. Accordingly, we have maintained the Fund's weighted average maturity at points that are somewhat longer than the average for our peer group. In our view, this is a prudent approach to earning competitive levels of income while helping to ensure the safety and liquidity of the assets entrusted to us, and that is part of what makes Oppenheimer Money Market Fund, Inc., The Right Way to Invest.

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields include dividends in a hypothetical investment for the periods shown. The Fund's performance shown does not reflect the deductions of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income paid by the Fund. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

4 | OPPENHEIMER MONEY MARKET FUND, INC.

                                                            Financial Statements
                                                                      Pages 6-16

5 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS  January 31, 2003 / Unaudited

                                  Principal           Value
                                     Amount      See Note 1
------------------------------------------------------------
 Certificates of Deposit--10.7%
------------------------------------------------------------
 Domestic Certificates of Deposit--5.6%
 Bank of New York,
 1.29%, 8/21/03                 $15,000,000    $ 15,001,655
------------------------------------------------------------
 BNP Paribas, Chicago,
 1.66%, 4/9/03                   25,000,000      25,000,000
------------------------------------------------------------
 Citibank NA,
 1.33%, 2/27/03                  10,000,000      10,000,000
------------------------------------------------------------
 National Bank of
 Commerce, Tennessee,
 1.41%, 6/20/03 1                25,000,000      24,997,490
------------------------------------------------------------
 State Street Bank
 and Trust,
 1.33%, 2/13/03                  10,000,000      10,000,017
------------------------------------------------------------
 Suntrust Bank, 1.47%,
 5/23/03 1                       20,000,000      20,005,796
------------------------------------------------------------
 Wells Fargo Bank NA,
 1.28%, 3/14/03                  10,000,000       9,999,997
                                               -------------
                                                115,004,955

------------------------------------------------------------
 Yankee Certificates of Deposit--5.1%
 Abbey National
 Treasury Services,
 1.33%, 3/19/03                  25,000,000      25,000,000
------------------------------------------------------------
 Canadian Imperial
 Bank of Commerce,
 New York:
 1.28%, 5/1/03                   45,000,000      45,000,000
 1.33%, 2/11/03                  10,000,000      10,000,000
------------------------------------------------------------
 Deutsche Bank,
 1.32%, 2/6/03                   15,000,000      15,000,000
------------------------------------------------------------
 Royal Bank of
 Scotland, New York,
 1.29%, 3/17/03                  10,000,000      10,000,121
                                               -------------
                                                105,000,121
                                               -------------
 Total Certificates of Deposit
 (Cost $220,005,076)                            220,005,076

------------------------------------------------------------
 Direct Bank Obligations--14.9%
 AB SPINTAB, 1.33%,
 4/10/03                         10,000,000       9,974,972
------------------------------------------------------------
 Abbey National
 North America LLC,
 1.31%, 2/10/03                  10,000,000       9,996,725
------------------------------------------------------------
 ABN AMRO North
 America Finance, Inc.:
 1.30%, 4/7/03                   10,000,000       9,976,618
 1.74%, 4/17/03                  20,000,000      19,927,500
 1.75%, 2/12/03                  24,000,000      23,987,167


                                  Principal           Value
                                     Amount      See Note 1
------------------------------------------------------------
 Direct Bank Obligations Continued
 Credit Lyonnais
 North America, Inc.:
 1.30%, 4/4/03                  $15,000,000     $14,966,417
 1.30%, 4/10/03                  18,000,000      17,955,800
 1.30%, 4/14/03                  25,000,000      24,935,000
------------------------------------------------------------
 Danske Corp.,
 Series A, 1.29%,
 4/14/03                         15,000,000      14,961,450
------------------------------------------------------------
 HBOS Treasury
 Services:

 1.32%, 5/12/03                  15,000,000      14,945,000
 1.33%, 6/27/03                  11,000,000      10,940,890
 1.77%, 4/24/03                   8,700,000       8,665,024
------------------------------------------------------------
 Lloyds TSB Bank plc,
 1.76%, 4/24/03                   5,000,000       4,980,012
------------------------------------------------------------
 Nationwide
 Building Society:
 1.54%, 2/4/03                   15,000,000      14,998,075
 1.74%, 4/16/03                  15,000,000      14,946,504
------------------------------------------------------------
 Nordea North
 America, Inc.:
 1.29%, 4/9/03                   15,000,000      14,963,988
 1.35%, 5/21/03                  11,700,000      11,652,176
------------------------------------------------------------
 Societe Generale
 North America,
 1.77%, 2/3/03                    8,300,000       8,299,186
------------------------------------------------------------
 Swedbank AB,
 1.74%, 5/2/03                   30,000,000      29,869,500
------------------------------------------------------------
 U.S. Bank NA, North Dakota,
 1.26%, 4/30/03 1                25,000,000      24,989,500
                                               -------------
 Total Direct
 Bank Obligations
 (Cost $305,931,504)                            305,931,504

------------------------------------------------------------
 Short-Term Notes--68.5%
------------------------------------------------------------
 Asset-Backed--24.6%
 Atlantic
 Asset-Securitization
 Corp., 1.30%,
 4/10/03 2                       20,000,000      19,950,889
------------------------------------------------------------
 BILLS Securitisation
 Ltd., 1.77%, 3/10/03            20,000,000      19,963,617
------------------------------------------------------------
 Crown Point
 Capital Co.,
 1.35%, 2/7/03 2                 10,000,000       9,997,750
------------------------------------------------------------
 Fairway Finance Corp.:
 1.29%, 7/18/03 2                28,000,000      27,832,443
 1.79%, 4/23/03 2                 5,000,000       4,979,862




6 | OPPENHEIMER MONEY MARKET FUND, INC.

                                  Principal           Value
                                     Amount      See Note 1
------------------------------------------------------------
 Asset-Backed Continued
 FCAR Owner Trust I:
 1.23%, 7/17/03                 $10,000,000    $  9,941,439
 1.29%, 7/21/03                  15,000,000      14,908,625
 1.72%, 3/3/03                   25,000,000      24,964,167
------------------------------------------------------------
 Gemini Securitization
 Corp., 1.33%, 2/3/03 2          45,063,000      45,059,670
------------------------------------------------------------
 GOVCO, Inc.:
 1.29%, 4/21/03 2                25,000,000      24,929,229
 1.33%, 2/10/03 2                15,000,000      14,995,012
 1.35%, 2/19/03 2                 5,500,000       5,496,287
------------------------------------------------------------
 Greyhawk
 Funding LLC,
 1.29%, 4/4/03 2                 15,000,000      14,966,675
------------------------------------------------------------
 La Fayette Asset
 Securitization:
 1.31%, 2/28/03 2                10,000,000       9,990,175
 1.32%, 2/6/03 2                  7,500,000       7,498,625
 1.32%, 2/18/03 2                 9,865,000       9,858,851
 1.39%, 3/18/03 2                31,942,000      31,886,352
------------------------------------------------------------
 Lexington Parker
 Capital Co. LLC:
 1.27%, 7/25/03 2                15,000,000      14,907,925
 1.32%, 6/16/03 2                 7,000,000       6,965,350
 1.38%, 2/18/03 2                22,000,000      21,985,663
 1.41%, 6/2/03 2                 15,000,000      14,928,913
------------------------------------------------------------
 Neptune
 Funding Corp.:
 1.40%, 2/26/03 2                30,000,000      29,970,833
 1.40%, 3/24/03 2                 7,700,000       7,684,728
 1.44%, 6/4/03 2                 10,000,000       9,950,800
 1.80%, 2/28/03 2                12,500,000      12,483,125
------------------------------------------------------------
 New Center
 Asset Trust:
 1.73%, 2/28/03                  19,000,000      18,975,348
 1.76%, 3/17/03                  26,000,000      25,944,071
------------------------------------------------------------
 Perry Global Funding
 LLC, Series A,
 1.75%, 2/21/03 2                20,000,000      19,980,556
------------------------------------------------------------
 Scaldis Capital LLC:
 1.75%, 2/7/03 2                  8,000,000       7,997,667
 1.80%, 2/19/03 2                 9,089,000       9,080,820
------------------------------------------------------------
 Sheffield Receivables
 Corp., 1.38%, 5/21/03 2          8,000,000       7,966,573
                                               -------------
                                                506,042,040

------------------------------------------------------------
 Automotive--0.3%
 BMW US Capital Corp.,
 1.30%, 7/14/03                   7,000,000       6,958,797

                                  Principal           Value
                                     Amount      See Note 1
------------------------------------------------------------
 Banks--1.7%
 JP Morgan
 Chase & Co.:
 1.30%, 4/3/03                  $25,000,000    $ 24,944,931
 1.35%, 2/14/03                  10,000,000       9,995,125
                                               -------------
                                                 34,940,056

------------------------------------------------------------
 Broker-Dealers--8.3%
 Banc of America
 Securities LLC,
 1.46%, 2/3/03 1                 50,000,000      50,000,000
------------------------------------------------------------
 Bear Stearns Cos., Inc.:
 1.27%, 4/15/03                  15,000,000      14,961,371
 1.28%, 4/29/03                  15,000,000      14,953,600
------------------------------------------------------------
 Goldman Sachs
 Group LP:
 1.42%, 3/13/03 3                15,000,000      15,000,000
 1.48%, 5/30/03 3                12,000,000      12,000,000
------------------------------------------------------------
 Morgan Stanley:
 1.27%, 4/23/03                  15,000,000      14,957,138
 1.31%, 12/2/03 1                25,000,000      25,000,000
------------------------------------------------------------
 Salomon Smith
 Barney Holdings, Inc.:
 1.27%, 4/11/03                  10,000,000       9,975,658
 1.31%, 4/25/03 1                15,000,000      15,000,000
                                               -------------
                                                171,847,767

------------------------------------------------------------
 Chemicals--1.7%
 BASF AG:
 1.31%, 4/30/03 2                10,000,000       9,968,100
 1.33%, 2/21/03 2                15,000,000      14,988,916
 1.54%, 3/3/03 2                 10,000,000       9,987,167
                                               -------------
                                                 34,944,183

------------------------------------------------------------
 Commercial Finance--0.2%
 Private Export
 Funding Corp.,
 1.76%, 4/15/03 2                 5,150,000       5,131,620
------------------------------------------------------------
 Consumer Finance--3.2%
 American Express
 Credit Corp.,
 1.68%, 3/5/03                   15,000,000      14,977,600
------------------------------------------------------------
 American Express
 Credit Corp., Series B:
 1.34%, 4/25/03 1                15,000,000      15,000,000
 1.37%, 5/7/03 1                 25,000,000      25,000,000
------------------------------------------------------------
 American General
 Finance Corp.,
 1.28%, 4/16/03                  10,000,000       9,973,689
                                               -------------
                                                 64,951,289





7 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                  Principal           Value
                                     Amount      See Note 1
------------------------------------------------------------
 Diversified Financial--1.0%
 General Electric
 Capital Services,
 1.70%, 2/7/03                   $5,000,000  $    4,998,584
------------------------------------------------------------
 Wells Fargo
 Financial, Inc.,
 1.75%, 3/19/03                  15,000,000      14,966,554
                                             ---------------
                                                 19,965,138

------------------------------------------------------------
 Food Products--1.2%
 Nestle Capital Corp.:
 1.87%, 2/3/03 2                 20,000,000      19,997,922
 1.90%, 2/5/03 2                  5,000,000       4,998,945
                                             ---------------
                                                 24,996,867

------------------------------------------------------------
 Insurance--10.1%
 General Electric Capital
 Assurance Co.,
 1.43%, 12/1/03 1,3              37,000,000      37,000,000
------------------------------------------------------------
 ING America Insurance
 Holdings, Inc.:
 1.34%, 3/11/03                  10,000,000       9,985,856
 1.34%, 3/12/03                  10,000,000       9,985,483
 1.38%, 5/12/03                  18,000,000      17,931,278
 1.76%, 3/14/03                  13,000,000      12,973,942
------------------------------------------------------------
 Jackson National Life
 Insurance Co.:
 1.39%, 2/3/03 1                  2,000,000       2,000,000
 1.81%, 3/3/03 1                 30,000,000      30,000,000
------------------------------------------------------------
 Metropolitan Life
 Insurance Co.,
 1.43%, 2/3/03 1                 33,000,000      33,000,000
------------------------------------------------------------
 Pacific Life Insurance
 Co., 1.40%, 2/14/03 1,3         20,000,000      20,000,000
------------------------------------------------------------
 Prudential Insurance
 Co. of America,
 1.34%, 4/1/03 1                 25,000,000      25,000,000
------------------------------------------------------------
 United of Omaha
 Life Insurance Co.,
 1.48%, 2/3/03 1,3               10,000,000      10,000,000
                                             ---------------
                                                207,876,559

------------------------------------------------------------
 Leasing & Factoring--2.7%
 American Honda
 Finance Corp.:
 1.36%, 4/9/03 1                 10,000,000      10,000,000
 1.37%, 6/24/03 1,4              15,000,000      14,998,492
 1.66%, 8/4/03 1,4               25,000,000      25,000,000
------------------------------------------------------------
 Volkswagen of America,
 1.33%, 2/21/03 2                 5,000,000       4,996,306
                                             ---------------
                                                 54,994,798


                                  Principal           Value
                                     Amount      See Note 1
------------------------------------------------------------
 Media--0.6%
 McGraw-Hill Cos.,
 Inc., 1.33%, 5/13/03           $13,000,000  $   12,951,492
------------------------------------------------------------
 Metals/Mining--0.5%
 Rio Tinto Ltd.,
 1.33%, 3/12/03 2                10,000,000       9,985,592
------------------------------------------------------------
 Oil & Gas--1.6%
 Koch Industries, Inc.,
 1.34%, 2/3/03 2                 18,580,000      18,578,617
------------------------------------------------------------
 Total Fina Elf SA,
 1.76%, 4/24/03 2                15,000,000      14,939,866
                                             ---------------
                                                 33,518,483

------------------------------------------------------------
 Special Purpose Financial--10.8%
 AriesOne Metafolio Corp.:
 1.35%, 2/13/03 2                10,000,000       9,995,500
 1.36%, 2/5/03 2                 20,000,000      19,996,978
------------------------------------------------------------
 Beta Finance, Inc.:
 1.31%, 4/22/03 1,4              20,000,000      19,998,000
 1.75%, 3/24/03 2                 6,500,000       6,483,885
------------------------------------------------------------
 Blue Spice LLC, 1.44%,
 5/23/03 2,3                     20,000,000      19,911,200
------------------------------------------------------------
 Cooperative Assn. of
 Tractor Dealers, Inc.,
 Series A:
 1.33%, 7/16/03                  11,400,000      11,331,553
 1.75%, 3/19/03                   9,850,000       9,827,974
 1.77%, 2/24/03                   8,300,000       8,290,614
------------------------------------------------------------
 CORSAIR Trust,
 Series 1-1005,
 1.63%, 9/17/03 1,4              20,000,000      20,000,000
------------------------------------------------------------
 Independence
 Funding LLC:
 1.32%, 4/8/03 2                 10,685,000      10,659,142
 1.32%, 4/29/03 2                10,000,000       9,968,100
------------------------------------------------------------
 LINKS Finance LLC,
 1.39%, 5/15/03 1                25,000,000      24,997,500
------------------------------------------------------------
 RACERS:
 Series 2002-31-C,
 1.36%, 9/3/03 1,4               20,000,000      19,973,200
 Series 2002-36-C,
 1.36%, 10/1/03 1,4              20,000,000      19,971,800
 Series 2002-42-C,
 1.35%, 11/17/03 1,3             10,000,000       9,985,840
                                             ---------------
                                                221,391,286
                                             ---------------
 Total Short-Term Notes
 (Cost $1,410,495,967)                        1,410,495,967




8 | OPPENHEIMER MONEY MARKET FUND, INC.

                                  Principal           Value
                                     Amount      See Note 1
------------------------------------------------------------
 U.S. Government Agencies--5.8%
 Federal Home
 Loan Bank:
 1.58%, 12/9/03                 $25,000,000  $   25,000,000
 1.60%, 12/16/03                 40,000,000      40,000,000
------------------------------------------------------------
 Federal National
 Mortgage Assn.,
 1.70%, 12/26/03                 20,000,000      20,000,000
------------------------------------------------------------
 FNMA Master
 Credit Facility:
 1.25%, 6/2/03 5                 10,000,000       9,958,681
 2%, 4/1/03                      25,000,000      24,918,055
                                             ---------------
 Total U.S. Government
 Agencies
 (Cost $119,876,736)                            119,876,736

------------------------------------------------------------
 Total Investments, at Value
 (Cost $2,056,309,283)                 99.9%  2,056,309,283
------------------------------------------------------------
 Other Assets
 Net of Liabilities                     0.1       1,777,405
                                   -------------------------
 Net Assets                           100.0% $2,058,086,688
                                   =========================


 Footnotes to Statement of Investments

 Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

 1. Represents the current interest rate for a variable or increasing rate security.
 2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $581,932,629, or 28.07% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
 3. Identifies issues considered to be illiquid--See Note 4 of Notes to Financial Statements.
 4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $119,941,492 or 5.83% of the Fund's net assets as of January 31, 2003.
 5. When-issued security to be delivered and settled after January 31, 2003.

 See accompanying Notes to Financial Statements




9 | OPPENHEIMER MONEY MARKET FUND, INC.



STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003
---------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $2,056,309,283)--see accompanying statement            $2,056,309,283
---------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of capital stock sold                                                           32,198,766
 Interest                                                                                1,352,758
 Other                                                                                     145,934
                                                                                    ---------------
 Total assets                                                                        2,090,006,741

---------------------------------------------------------------------------------------------------
 Liabilities

 Bank overdraft                                                                          8,429,147
---------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of capital stock redeemed                                                       12,141,790
 Investments purchased on a when-issued basis                                            9,958,681
 Shareholder reports                                                                       424,548
 Directors' compensation                                                                   403,361
 Dividends                                                                                 393,118
 Transfer and shareholder servicing agent fees                                             110,836
 Other                                                                                      58,572
                                                                                    ---------------
 Total liabilities                                                                      31,920,053

---------------------------------------------------------------------------------------------------
 Net Assets                                                                         $2,058,086,688
                                                                                    ===============

---------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of capital stock                                               $  205,784,899
---------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                          1,852,118,754
---------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                                  183,035
                                                                                    ---------------
 Net Assets--applicable to 2,057,848,989 shares of capital stock outstanding        $2,058,086,688
                                                                                    ===============

---------------------------------------------------------------------------------------------------
 Net Asset Value, Redemption Price Per Share and Offering Price Per Share                    $1.00




 See accompanying Notes to Financial Statements.


10 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended January 31, 2003
-------------------------------------------------------------------------------
 Investment Income

 Interest                                                          $18,361,230

-------------------------------------------------------------------------------
 Expenses

 Management fees                                                     4,236,589
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                       1,939,649
-------------------------------------------------------------------------------
 Shareholder reports                                                   699,966
-------------------------------------------------------------------------------
 Directors' compensation                                                58,371
-------------------------------------------------------------------------------
 Custodian fees and expenses                                            57,324
-------------------------------------------------------------------------------
 Other                                                                  84,769
                                                                   ------------
 Total expenses                                                      7,076,668
 Less reduction to custodian expenses                                   (3,674)
                                                                   ------------
 Net expenses                                                        7,072,994

-------------------------------------------------------------------------------
 Net Investment Income                                              11,288,236

-------------------------------------------------------------------------------
 Net Realized Gain on Investments                                      183,035

-------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations              $11,471,271
                                                                   ============



 See accompanying Notes to Financial Statements.


11 | OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Six Months
                                                                                    Ended             Year
                                                                         January 31, 2003            Ended
                                                                              (Unaudited)    July 31, 2002
------------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                                     $   11,288,236   $   37,733,854
------------------------------------------------------------------------------------------------------------
 Net realized gain                                                                183,035          146,424
                                                                           ---------------------------------
 Net increase in net assets resulting from operations                          11,471,271       37,880,278

------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income                                         (11,288,236)     (37,571,861)
------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain                                                  --         (161,993)

------------------------------------------------------------------------------------------------------------
 Capital Stock Transactions

 Net decrease in net assets resulting from capital stock transactions         (35,580,110)     (34,710,037)

------------------------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                                               (35,397,075)     (34,563,613)
------------------------------------------------------------------------------------------------------------
 Beginning of period                                                        2,093,483,763    2,128,047,376
                                                                           ---------------------------------
 End of period                                                             $2,058,086,688   $2,093,483,763
                                                                           =================================



 See accompanying Notes to Financial Statements.


12 | OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

                                                  Six Months                                         Year
                                                       Ended                                        Ended
                                            January 31, 2003                                     July 31,
                                                 (Unaudited)     2002     2001     2000    1999      1998


------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                  $1.00    $1.00    $1.00    $1.00   $1.00     $1.00
------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain                 .01      .02      .05      .05     .05       .05
------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.01)    (.02)    (.05)    (.05)   (.05)     (.05)
 Distributions from net realized gain                     --       -- 1     --       --      --        --
                                                      ------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                          (.01)    (.02)    (.05)    (.05)   (.05)     (.05)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $1.00    $1.00    $1.00    $1.00   $1.00     $1.00
                                                      ======================================================

------------------------------------------------------------------------------------------------------------
 Total Return 2                                         0.56%    1.88%    5.32%    5.38%   4.61%     5.03%


------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in millions)              $2,058   $2,093   $2,128   $1,812  $1,496    $1,195
------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)                     $2,041   $2,006   $1,968   $1,712  $1,371    $1,114
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                  1.10%    1.88%    5.14%    5.27%   4.51%     4.89%
 Expenses                                               0.69%    0.79%    0.68%    0.78%   0.78%     0.87% 4
 Expenses, net of reduction to custodian
 expenses and/or reimbursement
 of expenses                                            0.69%    0.63%    0.68%    0.78%   0.78%     0.87%



 1. Less than $0.005 per share.
 2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
 3. Annualized for periods of less than one full year.
 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.

13 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited




--------------------------------------------------------------------------------
1. Significant Accounting Policies Oppenheimer Money Market Fund, Inc. (the
Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of January 31, 2003, the Fund had entered into when-issued purchase commitments of $9,958,681.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of zero. This estimated capital loss carryforward represents losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.


14 | OPPENHEIMER MONEY MARKET FUND, INC.

--------------------------------------------------------------------------------

Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended January 31, 2003, the Fund's projected benefit obligations were increased by $20,093 resulting in an accumulated liability of $376,114 as of January 31, 2003.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Fund has authorized five billion shares of $.10 par value capital stock. Transactions in shares of capital stock were as follows:

                             Six Months Ended January 31, 2003           Year Ended July 31, 2002
                                      Shares            Amount           Shares            Amount
--------------------------------------------------------------------------------------------------
 Sold                          1,772,885,807   $ 1,772,885,807    3,704,652,506   $ 3,704,652,506
 Dividends and/or
 distributions reinvested         11,192,373        11,192,373       37,188,522        37,188,522
 Redeemed                     (1,819,658,290)   (1,819,658,290)  (3,776,551,065)   (3,776,551,065)
                             ---------------------------------------------------------------------
 Net decrease                    (35,580,110)  $   (35,580,110)     (34,710,037)  $   (34,710,037)
                             =====================================================================


15 | OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------
3. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million, 0.375% of the next $1.5 billion and 0.35% of net assets in excess of $3 billion.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $27.50 per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees, up to an annual rate of 0.35% of average net assets. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
4. Illiquid Securities
As of January 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2003 was $123,897,040, which represents 6.02% of the Fund's net assets.




16 | OPPENHEIMER MONEY MARKET FUND, INC.


----------------------------------------------------------------------------------------------------
 Directors and Officers    Clayton K. Yeutter, Chairman and Director
                           Donald W. Spiro, Vice Chairman and Director
                           John V. Murphy, President and Director
                           Robert G. Galli, Director
                           Phillip A. Griffiths, Director
                           Benjamin Lipstein, Director
                           Joel W. Motley, Director
                           Elizabeth B. Moynihan, Director
                           Kenneth A. Randall, Director
                           Edward V. Regan, Director
                           Russell S. Reynolds, Jr., Director
                           Barry D. Weiss, Vice President
                           Carol E. Wolf, Vice President
                           Robert G. Zack, Secretary
                           Brian W. Wixted, Treasurer, Principal Financial and Accounting Officer

----------------------------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.

----------------------------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.

----------------------------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent

----------------------------------------------------------------------------------------------------
 Independent Auditors      KPMG LLP

----------------------------------------------------------------------------------------------------
 Legal Counsel             Mayer Brown Rowe & Maw


                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


                           (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

17 | OPPENHEIMER MONEY MARKET FUND, INC.

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--------------------------------------------------------------------------------
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RS0200.001.0103  April 1, 2003                       [LOGO] OppenheimerFunds (R)
                                                               Distributor, Inc.